Exhibit 99.1

FOR IMMEDIATE RELEASE

ADS WASTE HOLDINGS, INC. ANNOUNCES Q4 2013 RESULTS

PONTE VEDRA, Fla. (March 20, 2014) – ADS Waste Holdings, Inc. announced today revenue of $333.6 million for the three months ended December 31, 2013 versus $196.9 million for the comparable period in 2012. Net loss for the three month period ended December 31, 2013 was $36.0 million versus $186.2 million for the comparable 2012 period. Excluding costs associated with the integration of the acquisition of Veolia ES Solid Waste (“Veolia”) and restructuring charges of $10.5 million and $40.9 million, debt conversion costs and early extinguishment of debt and non-cash impairment charges, adjusted net loss from continuing operations for the three months ended December 31, 2013 was $16.9 million compared to a net loss of $12.9 million in 2012 and operating income for the three months ended December 31, 2013 and 2012 would have been $12.4 million and $2.9 million, respectively.

“We have increased our proforma revenue from continuing operations by 3.8% over the comparable quarter in 2012 and improved our adjusted EBITDA margin from continuing operations over the comparable quarter by 120 basis points. We have substantially completed our integration and rebranding efforts across the areas in which we operate and continue to focus on our overall growth strategy. This year represented a substantial year of change in our Company and we focused on ensuring that we successfully integrated these three companies. Part of that focus was directed on deploying capital appropriately and we successfully implemented purchasing programs to drive reductions in our capital spending. Our capital spending as percent of revenue decreased by 190 basis points year over year.” said Charlie Appleby, CEO.

Our adjusted free cash flow for the twelve months ended December 31, 2013 was $71.3 million compared to $12.4 million for the comparable period in the prior year. See the “Reconciliation of Certain Non-GAAP Measures” Schedule contained herein.

Excluding certain charges associated with restructuring and integration and rebranding efforts, as well as items permitted to be excluded under the provisions of the term B loan credit agreement, adjusted proforma EBITDA from continuing operations for the three months ended December 31, 2013 was $92.8 million compared to $88.0 million for the three months ended December 31, 2012. The calculation of free cash flow as well as the details of charges and other expenses that are excluded from EBITDA in arriving at adjusted EBITDA and adjusted proforma EBITDA is contained in the “Reconciliation of Certain Non-GAAP Measures” section of this press release.

(a)	For purposes of this press release within the commentary, all reference to “Net loss” refer to the financial statement line item “Net loss attributable to ADS Waste Holdings, Inc.”

(b)	This press release contains a discussion of non-GAAP measures, as defined in Regulation G of the Securities Exchange Act of 1934, as amended. The Company reports its financial results in compliance with GAAP, but believes that also discussing non-GAAP measures (such as adjusted net loss, adjusted net loss from continuing operations, proforma revenue, EBITDA, adjusted EBITDA, adjusted proforma EBITDA, free cash flow and adjusted free cash flow) provides investors with (i) additional, meaningful comparisons of current results to prior periods’ results by excluding items that the Company does not believe reflect its fundamental business performance and are not representative or indicative of its results of operations and (ii) financial measures the Company uses in the management of its business. Accordingly, net (loss) and income from operations have been presented in certain instances excluding special items noted in this press release.

SUPPLEMENTAL UNAUDITED FINANCIAL INFORMATION AND OPERATING DATA

ADS Waste Holdings, Inc.

Consolidated Statements of Operations

	Year Ended December 31,
(in millions of dollars)	2013	2012
Service revenues	$1,319.1	$537.9
Operating costs and expenses
Operating expenses	825.9	333.2
Selling, general and administrative	177.8	104.5
Depreciation and amortization	278.9	104.1
Acquisition and development costs	1.2	1.2
Loss on disposal of assets	2.6	2.1
Asset impairment, including goodwill	0.6	43.7
Restructuring charges	10.0	9.9

Total operating costs and expenses	1,297.0	598.7

Operating income (loss)	22.1	(60.8)

Other income (expense)
Interest expense	(163.1)	(49.4)
Interest income	0.2	0.1
Debt conversion costs and early extinguishment of debt	—	(9.4)
Other, net	0.1	1.2

Total other expense	(162.8)	(57.5)

Loss from continuing operations before income taxes	(140.7)	(118.3)
Income tax (benefit) provision	(45.4)	(13.5)

Loss from continuing operations	(95.3)	(104.8)

Discontinued operations
Loss from discontinued operations before income tax	(29.6)	(93.8)
Income tax benefit	(7.1)	(4.6)

Discontinued operations, net	(22.5)	(89.2)

Net loss	(117.8)	(194.0)
Less: Net loss attributable to noncontrolling interests	—	(1.4)

Net loss attributable to ADS Waste Holdings, Inc.	$(117.8)	$(192.6)

ADS Waste Holdings, Inc.

Consolidated Balance Sheets

	December 31,
(in millions of dollars, except shares)	2013	2012
Assets
Current assets
Cash and cash equivalents	$12.0	$18.8
Accounts receivable, net of allowance for doubtful accounts of $8.4 and $4.0, respectively	193.1	196.4
Prepaid expenses and other current assets	35.2	32.2
Deferred income taxes	7.2	2.1
Assets of businesses held for sale	3.1	90.8

Total current assets	250.6	340.3
Restricted cash	2.4	9.1
Other assets, net	121.2	97.7
Property and equipment, net	1,667.4	1,750.6
Goodwill	1,166.4	1,138.1
Other intangible assets, net	418.8	449.5

Total assets	$3,626.8	$3,785.3

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$83.5	$70.6
Accrued expenses	117.8	114.2
Deferred revenue	60.3	56.2
Current maturities of landfill retirement obligations	28.7	20.1
Current maturities of long-term debt	29.1	19.2
Liabilities of businesses held for sale	1.7	25.5

Total current liabilities	321.1	305.8
Other long-term liabilities, less current maturities	48.2	41.2
Long-term debt, less current maturities	2,302.8	2,310.5
Accrued landfill retirement obligations, less current maturities	155.6	165.2
Deferred income taxes	247.6	300.1

Total liabilities	3,075.3	3,122.8

Commitments and contingencies
Stockholders’ equity
Common stock: $.01 par value, 1,000 shares authorized,
1,000 and 1,000 shares issued and outstanding	—	—
Additional paid-in capital	1,109.5	1,104.9
Accumulated other comprehensive income (loss)	2.5	(2.2)
Accumulated deficit	(560.5)	(442.7)
Noncontrolling interests	—	2.5

Total stockholders’ equity	551.5	662.5

Total liabilities and stockholders’ equity	$3,626.8	$3,785.3

ADS Waste Holdings, Inc.

Consolidated Statements of Cash Flows

	Year Ended December 31,
(in millions of dollars)	2013	2012
Cash flows from operating activities
Net loss	$(117.8)	$(194.0)
Less: Net loss attributable to noncontrolling interest	—	(1.4)

Net loss attributable to company	(117.8)	(192.6)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	284.8	126.2
Amortization of option/interest rate cap premium	1.3	—
Amortization of terminated derivative contracts	6.0	1.0
Interest accretion loss contracts, other debt and long-term liabilities	2.7	1.2
Amortization of debt issuance costs	12.6	5.0
Accretion of original issue discount	5.0	1.1
Accretion on landfill retirement obligations	15.0	8.1
Provision for doubtful accounts	7.7	2.8
Loss on sale of property and equipment	2.6	2.1
Debt extinguishment loss	—	9.4
Stock based compensation	4.6	1.3
Deferred tax (benefit) provision	(57.0)	(18.5)
Earnings in equity investee	(0.3)	(0.2)
Asset impairment	25.5	124.9
Changes in operating assets and liabilities, net of businesses acquired
Increase in accounts receivable	(5.1)	(37.6)
(Increase) decrease in prepaid expenses and other current assets	(2.2)	0.1
(Increase) decrease in parts and supplies	(0.6)	0.2
Increase in other assets	(1.1)	(7.6)
Increase in accounts payable	5.7	10.5
Decrease (increase) in accrued expenses	(0.3)	17.3
Increase in unearned revenue	4.6	25.8
Decrease in other long-term liabilities	(1.4)	(5.2)
Capping, closure and post-closure expenditures	(12.0)	(6.2)
Payment for interest rate caps	—	(5.0)
Payment to extinguish interest rate swaps	—	(7.5)

Net cash provided by operating activities	180.3	55.2

Cash flows from investing activities
Purchases of property and equipment and construction and development	(158.1)	(86.4)
Proceeds from sale of property and equipment	3.4	1.5
Proceeds from maturity of securities	5.0	—
Purchase of intangibles	—	(0.4)
Repayments of notes receivable	0.1	0.2
Acquisition of businesses, net of cash acquired	(50.4)	(1,895.4)
Proceeds from disposition of businesses	45.2	—

Net cash used in investing activities	(154.8)	(1,980.5)

Cash flows from financing activities
Proceeds from borrowings on long-term debt	184.0	2,395.3
Repayment on long-term debt	(196.8)	(518.6)
Deferred financing charges	(22.9)	(73.0)
Bank overdraft	(3.3)	0.6
Proceeds from issuance of shares and capital contributions	—	157.4
Distributions of retained earnings	—	(23.5)
Other financing activities	6.7	(1.0)

Net cash (used in) provided by financing activities	(32.3)	1,937.2

Net (decrease) increase in cash and cash equivalents	(6.8)	11.9
Cash and cash equivalents, beginning of year	18.8	6.9

Cash and cash equivalents, end of year	$12.0	$18.8

You should read the following information in conjunction with our audited consolidated financial statements and notes thereto as of and for the year ended December 31, 2013 appearing on our Form 10-K, as filed with the Securities and Exchange Commission. All amounts below are in millions and as a percentage of our revenue.

REVENUE

The following table reflects our revenue by line of business for the periods presented (in millions of dollars and as a percentage of revenue):

	Year ended December 31,
	2013		2012		2011
Collection	$897.3	68.0%	$370.8	68.9%	$298.1	69.8%
Disposal	453.8	34.4%	168.1	31.2%	140.8	33.0%
Sale of recyclables	35.9	2.7%	16.6	3.1%	16.9	4.0%
Fuel fees and environmental fees	81.5	6.2%	25.3	4.7%	19.9	4.7%
Other	95.2	7.2%	44.0	8.2%	20.3	4.7%
Intercompany eliminations	(244.6)	(18.5)%	(86.9)	(16.1)%	(68.6)	(16.0)%

Total	$1,319.1	100.0%	$537.9	100.0%	$427.4	100.0%

OPERATING EXPENSES

The following table summarizes the major components of our operating expenses, exclusive of accretion expense on landfill retirement obligations, for the periods presented (in millions and as a percentage of revenue):

	Year ended December 31,
	2013		2012		2011
Labor and related benefits	$290.9	22.1%	$111.9	20.8%	$87.7	20.5%
Transfer and disposal costs	189.0	14.3%	83.7	15.6%	67.7	15.8%
Maintenance and repairs	65.4	5.0%	28.5	5.3%	22.9	5.4%
Fuel	99.7	7.6%	43.5	8.1%	36.3	8.5%
Franchise fees and taxes	57.1	4.3%	15.4	2.9%	6.6	1.6%
Risk management	23.5	1.8%	10.9	2.0%	8.4	2.0%
Other	86.2	6.5%	31.4	5.8%	24.2	5.6%

Total operating expenses	$811.8	61.5%	$325.3	60.4%	$253.8	59.3%

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

The following table summarizes our selling, general and administrative expenses for the periods presented (in millions and as a percentage of revenue):

	Year ended December 31,
	2013		2012		2011
Salaries	$110.5	8.4%	$45.9	8.5%	$37.6	8.8%
Legal and Professional	18.5	1.4%	6.4	1.2%	4.9	1.1%
Rebranding and integration costs	25.8	2.0%	32.2	6.0%	—	0.0%
Other	23.0	1.7%	20.0	3.7%	19.1	4.5%

Total selling, general and administrative expenses	$177.8	13.5%	$104.5	19.4%	$61.6	14.4%

These cost categories may not be comparable to similarly titled categories used by other companies.

RECONCILIATION OF CERTAIN NON-GAAP MEASURES

We believe that presenting adjusted EBITDA from continuing operations, free cash flow and adjusted free cash flow, which are not measures determined in accordance with GAAP, provides an understanding of operational activities before the financial impact of certain items. We use these measurements, and believe investors will find them helpful, in understanding the ongoing performance of our operations separate from items that have a disproportionate impact on our results for a particular period. Our definition of adjusted EBITDA from continuing operations and adjusted free cash flow may not be comparable to similarly titled measures presented by other companies.

The following table calculates adjusted earnings before interest, taxes, depreciation, amortization and accretion adjusted for the integration costs associated with the integration of the Veolia acquisition, certain other costs and other acquisitions (in millions of dollars):

	Three Months	Three Months	Twelve Months	Twelve Months
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012
Net loss	$(36.0)	$(186.2)	$(117.8)	$(194.0)
Less: loss from discontinued operations	(5.5)	(79.3)	(22.5)	(89.2)

Loss from continuing operations	(30.5)	(106.9)	(95.3)	(104.8)
Additions/deductions:
(Benefit) provision for income taxes	(11.0)	(15.1)	(45.4)	(13.5)
Interest expense	41.0	31.9	163.1	49.4
Depreciation and amortization	69.1	42.7	278.9	104.1
Accretion on landfill retirement obligations	2.6	3.0	14.1	7.9

EBITDA from continuing operations	71.1	(44.4)	315.4	43.1
EBITDA adjustments:
Acquisition and development costs	0.2	(1.6)	1.2	1.2
Stock option expense	1.6	0.4	4.6	1.3
Earnings in equity investee	(0.1)	—	(0.9)	—
Restructuring charges	5.9	9.9	10.0	9.9
Interest income non-cash	(0.3)	—	(0.2)	(0.1)
Debt conversion costs and early extinguishment of debt	—	9.4	—	9.4
Cash dividends received	0.2	—	0.6	—
Impairment of assets	0.6	43.7	0.6	43.7
Other non-cash impairments	2.5	—	2.5	—
Loss on sale of assets	1.9	1.4	2.6	2.1
Acquisition and integration costs	4.6	31.0	25.8	32.2

Adjusted EBITDA from continuing operations	88.3	49.8	362.2	142.8
Impact of acquisitions:
Veolia acquisition - continuing operations	—	36.8	—	216.9
Other acquisitions/new contracts	4.5	1.4	6.6	1.9
Synergies to be achieved	—	—	7.2	25.5

Adjusted proforma EBITDA	$92.8	$88.0	$376.0	$387.1

Revenue from continuing operations	$333.6	$196.9	$1,319.1	$537.9
Adjusted EBITDA from continuing operations	$88.3	$49.8	$362.2	$142.8
Adjusted EBITDA margin from continuing operations	26.5%	25.3%	27.5%	26.6%

ADJUSTED FREE CASH FLOW

The following table calculates our adjusted free cash flow, which is not a measure determined in accordance with GAAP, for the twelve months ended December 31(in millions):

	Twelve Months Ended
	2013	2012
Net cash provided by operating activities	$180.3	$55.2
Capital expenditures	(158.1)	(86.4)
Proceeds from the sale of property and equipment	3.4	1.5

Free cash flow	25.6	(29.7)
Restructuring payments	10.0	9.9
Bonuses paid in connection with the acquisition of Veolia	9.9	—
Costs associated with integration of Veolia acquisition	25.8	32.2

Adjusted free cash flow	$71.3	$12.4

Revenue from continuing operations	$1,319.1	$537.9
Revenue from discontinued operations	104.3	127.6

Total revenue	$1,423.4	$665.5

Adjusted free cash flow as a percentage of total revenue	5.0%	1.9%
Capital expenditures as a percentage of total revenue	11.1%	13.0%

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the U.S. federal securities laws. All statements other than statements of historical facts in this prospectus, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including development plans and objectives relating to our activities), are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend” and “future” and similar words. Statements that address activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities & Exchange Act of 1934, as amended and are subject to the “safe harbor” created by those sections. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements.

There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause actual results to differ materially from the forward-looking statements contained in this report. Such risks, uncertainties and factors include those set forth under the heading “Risk

Factors” in our prospectus, dated November 8, 2013, filed with the Securities and Exchange Commission on November 8, 2013 pursuant to Rule 424(b) of the Securities Act of 1933, as amended. Examples of these risks, uncertainties and other factors include, but are not limited to: risks relating to our ability to compete; risks relating to our substantial indebtedness, our ability to service such debt and our ability to comply with debt covenants; risks relating to our ability to meet liquidity needs; risks relating to our ability to implement our growth strategy as and when planned; risks associated with acquisitions; risks relating to our ability to realize operating efficiencies in the integration of the Veolia acquisition or other business combinations; risks relating to the seasonality of our business and fluctuations in quarterly operating results; risks relating to the timing, renewal and exclusivity of contracts; risks relating to possible impairment of goodwill and other intangible assets; risks relating to our dependence on senior, regional and local management; risks associated with technology; risks relating to litigation, regulatory investigations and tax examinations; risks relating to weather conditions or natural disasters; the risk that we will not be able to improve margins; risks relating to the availability of qualified employees, particularly in new or more cost-effective locations; risks relating to the supply and price of fuel; risks relating to the pricing of commodities; risks relating to the shifting view of traditional waste streams as renewable resources in our industry; risks relating to the possible loss of key customers or loss of significant volumes from key customers; risks relating to government regulations; risks relating to the instability in the financial markets; risks relating to adverse capital and credit market conditions; and risks relating to the domestic and international economies.

The above examples are not exhaustive and new risks may emerge from time to time. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we will operate in the future. These forward-looking statements speak only as of the date of this report. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based.